UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    November 30, 2012

SYSTEMATIC MOMENTUM FUTURESACCESS LLC
(Exact name of registrant as specified in its charter)

Delaware	0-52505	30-0408280
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 11th Floor
New York, NY 10080
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code: (212) 449-3517

c/o Merrill Lynch Alternative Investments LLC
4 World Financial Center
250 Vesey Street, 10th Floor
New York, NY 10080
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.       Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)    Systematic Momentum FuturesAccess LLC (the “Registrant”) has been governed and operated pursuant to its Second Amended and Restated Limited Liability Company Operating Agreement dated as of February 29, 2012 as amended by an Amendment  to the Operating Agreement dated as of September 30, 2012 (collectively the “Operating Agreement”).   Merrill Lynch Alternative Investments LLC is the sponsor and manager (the “Sponsor”) of the Registrant.  Capitalized terms used herein but not otherwise defined have the respective meanings set forth in the Operating Agreement.

(1)  Effective November 30, 2012, the Sponsor amended certain provisions of the Operating Agreement (the “Amendments”) and restated the amended Operating Agreement as the Third Amended and Restated Limited Liability Company Operating Agreement (the “Third Amended and Restated Operating Agreement”). The Third Amended and Restated Operating Agreement is being filed as an exhibit.  The Amendments revised the Registrant’s Operating Agreement with respect to the following, among other things:

(i)
Providing that the fixed Accounting Periods will begin as of the 1st and 16th day of each calendar month. The previous provision provided for the fixed Accounting Period to begin as of the 1st day of each calendar month.

(ii)	Providing that the Sponsor’s Fees will accrue daily. The previous provision provided for the Sponsor’s Fee to accrue monthly.

(iii)
Providing that redemption payments will be distributed as described in the Disclosure Document. The previous provision provided for the distribution of redemption payments approximately 10 business days after the effective date of redemption.

Item 9.01.        Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.02	Third Amended and Restated Limited Liability Company Operating Agreement of Systematic Momentum FuturesAccess LLC dated as of November 30, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYSTEMATIC MOMENTUM FUTURESACCESS LLC

By: Merrill Lynch Alternative Investments LLC, its Manager

By:	/s/ Barbra E. Kocsis
Name: Barbra E. Kocsis
Position: Chief Financial Officer and Vice President

Date: December 6, 2012

SYSTEMATIC MOMENTUM FUTURESACCESS LLC

FORM 8-K

INDEX TO EXHIBITS

Exhibit

Exhibit 3.02	Third Amended and Restated Limited Liability Company Operating Agreement of Systematic Momentum FuturesAccess LLC dated as of November 30, 2012.